UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2015

Park Sterling Corporation

(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 30, 2015, Park Sterling Corporation (“Park Sterling”) announced its financial results for the fourth quarter ended December 31, 2014.  A copy of the related press release is furnished as Exhibit 99.1. The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01. Regulation FD Disclosure.

On January 30, 2015, Park Sterling will hold an investor conference call to disclose its financial results for the fourth quarter ended December 31, 2014. A copy of the slide package prepared for use by executive management for this presentation is furnished as Exhibit 99.2. All of the information in the presentation is presented as of January 30, 2015, and Park Sterling does not assume any obligation to update such information in the future.

The information included in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 8.01. Other Events.

Dividend

On January 29, 2015, Park Sterling issued a press release announcing that its board of directors (“Board”) declared a quarterly cash dividend to its common shareholders of $0.03 per common share, payable on February 24, 2015 to all common shareholders of record as of the close of business on February 10, 2015. Future dividends will be subject to Board approval. A copy of the press release is attached as Exhibit 99.3 and is incorporated herein by reference.

Change in Transfer Agent

Effective January 26, 2015, Park Sterling has appointed American Stock Transfer & Trust Company, LLC as the Company’s transfer agent, registrar and dividend disbursing agent for its common stock. The contact information for Park Sterling’s new transfer agent is can be found on Park Sterling’s website at www.parksterlingbank.com under Investor Relations.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated January 30, 2015, with respect to Park Sterling’s financial results for the fourth quarter ended December 31, 2014

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on January 30, 2015

99.3	Press Release, dated January 29, 2015, with respect to declaration of dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2015

PARK STERLING CORPORATION

By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated January 30, 2015, with respect to Park Sterling’s financial results for the fourth quarter ended December 31, 2014

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on January 30, 2015

99.3	Press Release, dated January 29, 2015, with respect to declaration of dividend

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